MUTUAL FUND SERIES TRUST

AlphaCentric Asset Rotation Fund

Class A: ROTAX Class C: ROTCX Class I: ROTIX

AlphaCentric Income Opportunities Fund

Class A: IOFAX Class C: IOFCX Class I: IOFIX

AlphaCentric Bond Rotation Fund

Class A: BDRAX Class C: BDRCX Class I: BDRIX

AlphaCentric/IMFC Managed Futures Strategy Fund

Class A: IMXAX Class C: IMXCX Class I: IMXIX

(each a “Fund” and, collectively, the “Funds”)

December 22, 2016

The information in this Supplement amends certain information contained in the currently effective Prospectus for the Funds, dated August 1, 2016.

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The paragraph under the section entitled “How to Buy Shares – Minimum Purchase Amount” is hereby replaced with the following:

“The minimum initial investment in all share classes is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment for each class of shares in a Fund is $100 for all accounts. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.”

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Funds, each dated August 1, 2016, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-844-223-8637 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.